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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2007

                           SUPER MICRO COMPUTER, INC.
               (Exact name of registrant specified in its charter)


          Delaware                      001-33383                77-0353939
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                   980 Rock Avenue, San Jose, California 95131
          (Address of principal executive offices, including Zip Code)

           Registrant's telephone, including area code: (408) 503-8000

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 2.02 Results of Operations and Financial Condition.

     On May 9, 2007, Super Micro Computer, Inc. issued a press release announcing its operating and financial results for the three months and nine months ended March 31, 2007. A copy of the press release is being furnished as
Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 8.01 Other Events.

     On May 9, 2007, the Company issued a press release announcing that it had settled its litigation with Rackable Systems, Inc. The press release relating thereto is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit
Number    Description
------    ----------------------------------------------------------------------

     99.1 Press Release of Super Micro Computer, Inc. dated May 9, 2007 announcing its operating and financial results for the three months and nine months ended March 31, 2007.

     99.2 Press Release of Super Micro Computer, Inc. dated May 9, 2007 announcing its litigation settlement with Rackable Systems, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SUPER MICRO COMPUTER, INC.

Date: May 9, 2007                      By: /s/ Charles Liang
                                           -------------------------------------
                                           President and Chief Executive Officer

                                  Exhibit Index

Exhibit
Number    Description
------    ----------------------------------------------------------------------

     99.1 Press Release of Super Micro Computer, Inc. dated May 9, 2007 announcing its operating and financial results for the three months and nine months ended March 31, 2007.

     99.2 Press Release of Super Micro Computer, Inc. dated May 9, 2007 announcing its litigation settlement with Rackable Systems, Inc.